The Phoenix Edge Series Fund

Phoenix Money Market Series

Supplement to the Prospectus dated May 1, 2008

U.S. Department of the Treasury Extension of the Temporary Guarantee Program for Money Market Funds

On November 29, 2008, the U.S. Department of the Treasury (“the Treasury Department”), announced an extension of the temporary federal guarantee program for certain money market funds intended to help enhance market confidence in money market funds and to prevent substantial redemptions (the “Guarantee Program”). Previously, on October 29, 2008, the Treasury Department advised the Phoenix Money Market Series that it had approved its initial participation of the Phoenix Money Market Series in the Guarantee Program for September 19, 2008 through December 18, 2008.

The Guarantee Program provides for the guarantee of value invested in eligible and participating money market funds as of September 19, 2008 if the net asset value of such funds falls below a specified amount. The program currently runs through December 18, 2008, which has been extended to run until April 30, 2008.

Participation of Phoenix Money Market Series in the Guarantee Program

The Phoenix Money Market Series of The Phoenix Edge Series Fund has a principal investment strategy of seeking to maintain a stable net asset value of $10.00 per share. Phoenix Variable Advisors, Inc., the investment advisor to The Phoenix Edge Series Fund (the “Fund”), in consultation with the Trustees of the Fund, has determined that the continued participation in the program is in the best interest of the policy and contract owners who allocate premium to the Phoenix Money Market investment option which, in turn, invests exclusively in the Phoenix Money Market Series. Accordingly, the Fund’s Trustees authorized the extension of the enrollment of the Phoenix Money Market Series in the Guarantee Program. The fee for the Guarantee Program is 1.5 basis points, multiplied by the number of outstanding shares on September 19, 2008. The fee will be borne by the Phoenix Money Market Series and will not be considered an expense that would be limited by the expense limitation agreement in effect for the Series. This fee will be borne, indirectly, by all policy owners and contract holders who allocate premium to the Phoenix Money Market investment option, regardless of whether particular policy owners and contract owners had balances allocated to the Phoenix Money Market investment option as of September 19, 2008. This cost may also reduce the performance of the Phoenix Money Market Series and is not reflected in the table of Series Fees and Expenses.

This Supplement to the Prospectus is intended to provide general information about the Guarantee Program and specific information about the Phoenix Money Market Series’ participation in the program. Neither this supplement nor The Phoenix Edge Series Fund are approved, endorsed, sponsored or authorized by the Treasury Department.

Dated: December 11, 2008	Please keep this supplement for future reference.

TF1047	1